Exhibit (a)(1)
                                                                     Page 1 of 2

                            CASH MANAGEMENT PORTFOLIO

                        Amendment of Amended and Restated
                              Declaration of Trust
                              --------------------

The undersigned, being a majority of the Trustees of Cash Management Portfolio, a trust established under the laws of the State of New York pursuant to an Amended and Restated Declaration of Trust dated as of April 1, 1990 (the "Declaration of Trust"), pursuant to Section 10.4(a) of the Declaration of Trust, hereby cure an omission and ambiguity in the Declaration of Trust by adding the words "and terminated" into the first sentence of Section 10.3 of the Declaration of Trust such that the sentence reads in it entirety:

        "Upon the withdrawal, resignation, retirement, bankruptcy or expulsion of any Holder, the Trust shall be dissolved and terminated effective 120 days after the event."

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of November 30, 1990.


                             /s/ Philip Coolidge
                             As Trustee, and not individually


                             ---------------------------------
                             As Trustee, and not individually

                                                                  Exhibit (a)(2)
                                                                     Page 2 of 2

                            CASH MANAGEMENT PORTFOLIO

                        Amendment of Amended and Restated
                              Declaration of Trust
                              --------------------


The undersigned, being a majority of the Trustees of Cash Management Portfolio, a trust established under the laws of the State of New York pursuant to an Amended and Restated Declaration of Trust dated as of April 1, 1990 (the "Declaration of Trust"), pursuant to Section 10.4(a) of the Declaration of Trust, hereby cure an omission and ambiguity in the Declaration of Trust by adding the words "and terminated" into the first sentence of Section 10.3 of the Declaration of Trust such that the sentence reads in it entirety:

        "Upon the withdrawal, resignation, retirement, bankruptcy or expulsion of any Holder, the Trust shall be dissolved and terminated effective 120 days after the event."

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of November 30, 1990.



                             /s/ S. Leland Dill
                            As Trustee, and not individually


                             ---------------------------------
                             As Trustee, and not individually